UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 14, 2004


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
          (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 14, 2004, Tarrant Apparel Group completed its previously announced $10 million financing through the issuance of (i) 6% Secured Convertible Debentures and (ii) Warrants to purchase up to 1,250,000 shares of our Common Stock. Prior to maturity, the investors may convert the Debentures into shares of our Common Stock at a price of $2.00 per share. The Warrants have a term of five years and an exercise price of $2.50 per share. The Debentures bear interest at a rate of 6% per annum and have a term of three years.

         We sold these securities to the following investors: The Runnels Family Trust DTD 1-11-2000, High Tide, LLC, Bear Stearns Securities Corp. Custodian FBO
J. Steven Emerson Roth IRA, Bear Stearns Securities Corp. Custodian FBO J. Steven Emerson IRA II, Bristol Investment Fund, Ltd., MM & B Holdings, Freedman Leff Investment Partnership, Bank Insinger de Beaufort Safe Custody NV, JMG Triton Offshore Fund, Ltd., JMB Capital Partners and JMG Capital Partners LP. No other material relationships exist between the Company and each of these investors.

         The Debentures contain customary events of default and permit the holders thereof to accelerate the maturity of the full principal amount together with interest and other amounts owing upon the occurrence of such events of default. Additionally, upon a holder's election to accelerate payment, we are obligated to pay 120% of the principal amount of the Debenture plus all accrued and unpaid interest thereon, or, in the absence of certain conditions, the greater of the preceding amount and the amount such holder would receive had such holder converted the Debenture and sold the underlying shares at the then current market price. The Debentures are secured by a subordinated lien on certain of our accounts receivable and related assets.

         We have agreed to file with the SEC a registration statement for the resale of the restricted shares of our Common Stock issuable upon conversion of the Secured Convertible Debentures and exercise of the Warrants.

         T. R. Winston & Company acted as placement agent in the financing. For its services, we paid the placement agent an aggregate of $600,000 in cash, and issued to them five-year warrants to purchase up to 200,000 shares of our common stock at an exercise price of $2.50 per share.

         Each of the investors in the financing and T. R. Winston & Company represented to us that such party was an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that such investor was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering.


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


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Registration Rights Agreement dated December 14, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto.

                  10.2 Security Agreement dated December 14, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto.

                  10.3 Intercreditor Agreement dated December 14, 2004, by and between Tarrant Apparel Group, GMAC Commercial Finance LLC, UPS Capital Global Trade Finance Corporation and T.R. Winston & Company, LLC.

                  10.4 Common Stock Purchase Warrant dated December 14, 2004, issued by Tarrant Apparel Group in favor of T.R. Winston & Company, LLC.

                  10.5     Form of 6% Secured Convertible Debenture.

                  10.6     Form of Common Stock Purchase Warrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TARRANT APPAREL GROUP

Date:  December 17, 2004             By:  /s/ Corazon Reyes
                                          --------------------------------------
                                          Corazon Reyes, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

10.1 Registration Rights Agreement dated December 14, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto.

10.2 Security Agreement dated December 14, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto.

10.3 Intercreditor Agreement dated December 14, 2004, by and between Tarrant Apparel Group, GMAC Commercial Finance LLC, UPS Capital Global Trade Finance Corporation and T.R. Winston & Company, LLC.

10.4 Common Stock Purchase Warrant dated December 14, 2004, issued by Tarrant Apparel Group in favor of T.R. Winston & Company, LLC.

10.5           Form of 6% Secured Convertible Debenture.

10.6           Form of Common Stock Purchase Warrant.


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